Supplement No. 3 dated September 15, 2000
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to       Prospectus dated November 1, 1999
for      State Street Research Alpha Fund
         a series of State Street Research Equity Trust


Investment Management
Under the above caption on page 8 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

Peter A. Zuger has been responsible for the fund's day-to-day portfolio management since September 2000. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1976. During the past five years, he has also served as a portfolio manager with American Century Investment Management.


                                                                    AL-2493-0900
[STATE STREET RESEARCH LOGO]                     Control Number: (exp0301)SSR-LD